SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 14, 2007
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-50066                         48-1175170
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(State or other jurisdiction  (Commission File Number)             (IRS Employer
     of incorporation)                                       Identification No.)


610 Alamo Pintado Road, Solvang, California                                93463
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(Address of principal executive offices)                              (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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Table of Contents
Item 8.01 Other Events
Item 9.01  Financial Statement

SIGNATURE
EXHIBIT 99.1




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Item 8.01    Other Events

Harrington West Financial Group, Inc. the holding company for Los Padres Bank, FSB (LPB) and its division, Harrington Bank, today announced that its Board of Directors has declared a dividend of 30 cents per share payable on July 12, 2007 to holders of record on June 29, 2007. This dividend includes the regular 12.5 cent per share dividend normally paid in the September 2007 quarter.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

       (d)   The following exhibits are included with this Report:

             Exhibit 99.1   Press Release dated June 15, 2007





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HARRINGTON WEST FINANCIAL GROUP, INC.


                                       By: /s/ Craig J. Cerny
                                           ------------------------------------
                                           Craig J. Cerny
                                           Chairman of the Board and
                                           Chief Executive Officer


Date:    June 15, 2007.